UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 26, 2005
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GIBRALTAR INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware                        0-22462                16-1445150
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(State or other jurisdiction          (Commission             (IRS Employer
            of incorporation)                    File Number)          Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                         14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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ITEM 7.01 Regulation FD Disclosure.

The registrant released the following press release on October 26, 2005:

Exhibit 99.1 is incorporated by reference under this Item 7.01

The registrant hosted its third quarter 2005 earnings conference call on October 27, 2005, during which the registrant presented information regarding its third quarter 2005 earnings.  Pursuant to Regulation FD and the requirements of Item 7.01 of Form 8-K, registrant hereby furnishes the Third Quarter 2005 Earnings Conference Call as Exhibit 99.2 to this report.

Exhibit 99.2 is incorporated by reference under this Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 31, 2005

                                                                                   GIBRALTAR INDUSTRIES, INC.

                                                                                    /S/  David W. Kay
                                                                                    Name:  David W. Kay
                                                                                   Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1       Text of Press Release

Exhibit 99.2       Earnings Conference Call Script October 27, 2005